UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  March 24, 2015

ENLINK MIDSTREAM PARTNERS, LP

(Exact name of registrant as specified in its charter)

DELAWARE	001-36340	16-1616605
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2501 CEDAR SPRINGS RD. DALLAS, TEXAS	75201
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (214) 953-9500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                        Entry into a Material Definitive Agreement.

On March 25, 2015, EnLink Midstream Partners, LP (the “Partnership”) entered into an underwriting agreement (the “Underwriting Agreement”) with Southwestern Gas Pipeline, L.L.C. (the “Selling Unitholder”) and Morgan Stanley & Co. LLC, as representative of the several underwriters named therein (the “Underwriters”), with respect to the sale in an underwritten public offering by the Selling Unitholder of 22,800,000 common units representing limited partner interests in the Partnership (the “Common Units”) for a price to the public of $25.71 per Common Unit (the “Public Offering”).  In addition, the Selling Unitholder has granted the Underwriters a 30-day option to purchase up to an additional 3,420,000 Common Units pursuant to the Underwriting Agreement.  The Selling Unitholder is a wholly owned subsidiary of Devon Energy Corporation, which indirectly controls the general partner of the Partnership.

The Public Offering was registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a shelf registration statement on Form S-3 (File No. 333-194465) (the “Registration Statement”), which became effective automatically upon filing with the Securities and Exchange Commission on March 10, 2014, as supplemented by the Partnership’s prospectus supplement thereto dated March 25, 2015.  The closing of the Public Offering is expected to occur on March 30, 2015, subject to customary closing conditions.  The Partnership will not receive any proceeds from the sale of the Common Units by the Selling Unitholder in the Public Offering.

In the Underwriting Agreement, the Partnership and the Selling Unitholder agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the Underwriters may be required to make because of any of those liabilities.

The foregoing description is qualified in its entirety by reference to the text of the Underwriting Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K (this “Current Report”) and incorporated herein by reference.

Item 7.01.             Regulation FD Disclosure.

On March 24, 2015, the Partnership issued a press release announcing the commencement of the Public Offering.  On March 25, 2015, the Partnership issued a press release announcing the pricing of the Common Units to be issued and sold pursuant to the Public Offering.  Copies of the press releases are furnished as Exhibits 99.1 and 99.2 to this Current Report.

In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01 and in Exhibits 99.1 and 99.2 is deemed to be furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Item 8.01.                                        Other Events.

In connection with the Public Offering, the Partnership is filing the opinions of Baker Botts L.L.P. as part of this Current Report, which is to be incorporated by reference into the Registration Statement. The opinions of Baker Botts L.L.P. are filed herewith as Exhibits 5.1 and 8.1 to this Current Report and are incorporated herein by reference.

Item 9.01.                                        Financial Statements and Exhibits.

(d)           Exhibits.

In accordance with General Instruction B.2 of Form 8-K, the information set forth in Exhibits 99.1 and 99.2 is deemed to be furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act.

EXHIBIT NUMBER		DESCRIPTION

1.1	—

Underwriting Agreement, dated as of March 25, 2015, by and among the Partnership, Southwestern Gas Pipeline, L.L.C. and Morgan Stanley & Co. LLC, as representative of the several underwriters named therein.

5.1	—	Opinion of Baker Botts L.L.P.
8.1	—	Opinion of Baker Botts L.L.P. as to certain tax matters.
23.1	—	Consent of Baker Botts L.L.P. (included in Exhibit 5.1).
23.2	—	Consent of Baker Botts L.L.P. (included in Exhibit 8.1).
99.1	—	Press Release dated March 24, 2015.
99.2	—	Press Release dated March 25, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Partnership has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENLINK MIDSTREAM PARTNERS, LP

By: EnLink Midstream GP, LLC, its General Partner

Date: March 25, 2015	By:	/s/ Michael J. Garberding
Michael J. Garberding
Executive Vice President and
Chief Financial Officer

INDEX TO EXHIBITS

EXHIBIT NUMBER		DESCRIPTION

1.1	—

Underwriting Agreement, dated as of March 25, 2015, by and among the Partnership, Southwestern Gas Pipeline, L.L.C. and Morgan Stanley & Co. LLC, as representative of the several underwriters named therein.

5.1	—	Opinion of Baker Botts L.L.P.
8.1	—	Opinion of Baker Botts L.L.P. as to certain tax matters.
23.1	—	Consent of Baker Botts L.L.P. (included in Exhibit 5.1).
23.2	—	Consent of Baker Botts L.L.P. (included in Exhibit 8.1).
99.1	—	Press Release dated March 24, 2015.
99.2	—	Press Release dated March 25, 2015.